RESEARCH, CONSULTING AGREEMENTS AND COMMITMENTS	6 Months Ended
Jun. 30, 2022
RESEARCH, CONSULTING AGREEMENTS AND COMMITMENTS
RESEARCH, CONSULTING AGREEMENTS AND COMMITMENTS

NOTE 13 – RESEARCH, CONSULTING AGREEMENTS AND COMMITMENTS

Research and consulting agreement:

Quoin Inc. entered into a research and consulting agreement (the “Research Agreement”) which commits it to pay the former owner of Polytherapeutics (the “Consultant” or “Seller”) to transfer the technical know-how of Polytherapeutics with respect to (i) good manufacturing practices (“GMP”), clinical and commercial manufacturing of the Company’s PolyDur polymer and (ii) formulation development of products utilizing the Company’s PharmaDur polymer (See Note 13). The agreement required monthly consulting payments of $20,833 beginning on July 31, 2018 and ending February 28, 2021 (the “Post-Closing Period”) for a total of $666,667 over the consulting period. Pursuant to an amendment, the Post-Closing Period was revised to terminate on December 31, 2020.

Through June 30, 2022 and the financial statement issuance date, the Company has not made any payments, the Consultant has not performed any services and the Company has not incurred or accrued for any expenses. See Note 15 for Consultant’s notification of breach of contract.

Other research consulting agreements:

Quoin Inc. entered into three consulting agreements with Axella Research LLC (“Axella”) to provide regulatory and pre- clinical/clinical services to the Company with respect to QRX003 and QRX004. The combined fees of the three agreements are approximately $270,000, payable as milestones are met. Quoin Inc. has also engaged Axella for additional services pursuant to separate work orders. Further, Quoin Inc. has two options to pay the milestones due 1) one half in equity of Quoin Inc. (at a pre-negotiated valuation) and one-half in cash or 2) entirely in cash, in which case a discount of approximately 20% would be applicable. The Company incurred no research and development expenses, in connection with these agreements, for both of the three and six months ended June 30, 2022 and 2021, as no services were provided.

In November 2020, Quoin Inc. entered into a Master Service Agreement for an initial term of three years with Therapeutics Inc. for managing preclinical and clinical development for new products in the field of dermatology. The agreement required the execution of individual work orders. Quoin Inc. may terminate any work order for any reason with 90 days written notice subject to costs incurred through termination and a defined termination fee, unless there is a material breach by Therapeutics Inc. The latest work order was entered into in June 2022 for a clinical study at an expected estimated cost of approximately $4.4 million and expected timing through the second quarter of 2024. For the three and six months ended June 30, 2022, and June 30, 2021, the Company incurred a research and development expense under this agreement of approximately $309,000 and $0, and $480,000 and $0, respectively.

In November 2021, the Company entered into a commitment for research related services associated with Netherton Syndrome of approximately $250,000 for an expected period of eighteen months. For the three and six months ended June 30, 2022, the Company incurred research and development costs related to this agreement of approximately $77,000 and $77,000, respectively.

In May 2022, the Company entered into a commitment for research related services associated with Scleroderma of approximately $610,000 for an expected period of eighteen months. As of June 30, 2022, the Company incurred prepaid research and development costs related to this agreement of approximately $220,000.

Consulting agreement:

Quoin Inc. entered into a consulting agreement with an Investor Relations (IR) firm, which provides for a monthly fee of $14,000. The agreement had an automatic annual renewal clause and has been in effect since November 2017. The Company owed the IR firm $584,000 as of December 31, 2021, which was included in accrued expenses in the accompanying balance sheet. In March 2022, the Company entered into a settlement agreement with the IR firm reducing the liability to $168,000, and recognized $416,000 as other income in the accompanying consolidated statement of operations. As of June 30, 2022, the balance of this liability is $140,000. For the three and six months ended June 30, 2021, the Company incurred expenses of $42,000 and $42,000, respectively. For the three and six months end June 30, 2022, the Company incurred expenses of $28,000 and $28,000, respectively.

Employment agreements:

The employment agreements entered into by Quoin Inc. with its two founders/officers provide for a combined base salary, including monthly allowances, of $996,000 per annum, a discretionary bonus and certain allowances and benefits. In the event of termination of the two founders/officers for reason other than cause, as defined in the employment agreements, the founders shall be entitled to two years of based salary and bonus.

In November 2021, the Company appointed and entered into an employment agreement with its Chief Financial Officer which provides for a base salary of $360,000 per annum, a discretionary bonus and certain allowances and benefits.

The Company held its Annual General Meeting on April 12, 2022, and which the Company’s shareholders approved, a modification of the annual compensation of the two founders to a combined base salary of $990,000 and to increase the annual discretionary bonus to not less than 45% of the annual base salary.

Performance milestones and Royalties:

See Note 10 for asset and in-licensed technology commitments.

Merger agreement commitment:

In consideration for the Share Transfer disclosed in Note 1, the pre-closing Cellect shareholders received a contingent value right (“CVR”) entitling the holders to earnouts during the Payment Period (as such term is defined in the Share Transfer Agreement), comprised mainly of payments upon sale, milestone payments, license fees and exit fees realized by EnCellX. In order to secure such right, shares constituting 40% of EnCellX share capital are held in escrow.

In connection with the Share Transfer, Cellect entered into a CVR Agreement with Mr. Eyal Leibovitz, in the capacity of Representative for the holders of CVRs, and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”). Under the terms of the CVR Agreement, the holders of the Cellect ADSs immediately prior to the Merger had the right to receive, through their ownership of CVRs, their pro-rata share of the net Share Transfer consideration, making such holders of CVRs the indirect beneficiaries of the net payments under the Share Transfer. CVRs were recorded in a register administered by the Rights Agent but were not certificated. Since the Company will not receive any net proceeds from the CVR’s, there is no asset or liability recorded in the consolidated financial statements.